Exhibit 99.1

SVB Financial Group to Acquire Healthcare Investment Bank Leerink Partners

Strategic combination will strengthen SVB’s position as the leading financial services provider to Healthcare and Life Science Companies

SANTA CLARA, Calif. — November 13, 2018— SVB Financial Group (“SVB”) (NASDAQ: SIVB) today announced that it has entered into a merger agreement to acquire Leerink Holdings LLC (“Leerink”), the Boston-based parent company of Leerink Partners LLC, a leading investment bank focused on the healthcare and life science industries. SVB Financial Group is the parent company of Silicon Valley Bank, the bank of the world’s most innovative companies and their investors.

The new entity, SVB Leerink, will operate as a wholly-owned subsidiary of SVB Financial Group. With the acquisition, SVB will complement its commercial banking and lending products with a full range of investment banking services focused on healthcare and life science companies. SVB will acquire Leerink for $280 million in cash up front to the unitholders and, in addition, will provide a retention pool for employees of $60 million to be paid over five years. The deal has been approved by Leerink’s unitholders and the transaction is expected to close during the first quarter of 2019.

Leerink is an established leader in Equity & Convertible Capital Markets, Mergers & Acquisitions, Equity Research and Sales & Trading for growth and innovation-minded healthcare and life science companies.

“SVB and Leerink share a focus on providing financing and strategic advice at critical stages in a company’s growth and development,” said Greg Becker, CEO of SVB Financial Group and Silicon Valley Bank. “Together, we will deliver a complete capital markets offering – including debt, convertible debt and equity financing – and advisory services – including mergers & acquisitions – for private and public healthcare and life science companies. Leerink is a best-in-class firm and we look forward to welcoming our Leerink colleagues to SVB.”

The leadership team at Leerink Partners will remain in place and will run the business in much the same capacity as it operates today. SVB Leerink will focus on continuing to grow its business and will partner with SVB’s life science and healthcare team to support their collective clients more comprehensively, through every stage of their financial lifecycle.

“This merger represents an important step forward for our firm as we continue to strive to be an indispensable company-building partner to our expanding global client base,” said Jeff Leerink, Chairman and CEO of Leerink, who will serve as the CEO of SVB Leerink. “SVB and Leerink share a strong client-focused culture, uniquely aligned on building long-term client relationships.”

“SVB is the ideal partner to advance our franchise and more comprehensively serve our clients as they pursue their strategic, capital markets and investment objectives,” said James Boylan, President and Head of Investment Banking at Leerink Partners, who will serve in the same role at SVB Leerink. “We look forward to collaborating with our partners at SVB as we share a common focus on growth and innovation-minded healthcare companies.”

SVB Leerink will continue to provide broad coverage across all subsectors of healthcare including: biotechnology, pharmaceuticals, medical devices, diagnostic and life science tools, healthcare services and digital health. The acquisition will accelerate the growth and geographic reach of Leerink’s offering, while providing SVB with a diverse and growing revenue stream, as well as the opportunity for their collective clients to leverage the broadest set of products and services available.

Keefe, Bruyette & Woods, A Stifel Company, acted as financial advisor to SVB in the transaction. Sullivan & Cromwell LLP served as legal counsel to SVB. Sandler O’Neill + Partners, L.P. acted as financial advisor to Leerink. Skadden, Arps, Slate, Meagher & Flom LLP served as legal counsel to Leerink.

Investor Conference Call Details

SVB has filed an 8-K with the SEC containing a copy of an investor presentation deck, which will also be posted on the Investor Relations section of its website at www.svb.com The Company will hold an investor call at 2:30 p.m. Pacific Time on Tuesday, November 13, 2018.

Dial-in information: (888) 771-4371 or (847) 585-4405, Confirmation 47871567

Live audio webcast: http://ir.svb.com

An audio replay of the call will be available from approximately 5:30 p.m. Pacific Time on November 13, 2018 through December 13, 2018. The replay will also be available at http://ir.svb.com for 12 months beginning November 13, 2018.

Replay: (888) 843-7419 or (630) 652-3042, Passcode 47871567#

About SVB Financial Group

For 35 years, SVB Financial Group (NASDAQ: SIVB) and its subsidiaries have helped innovative companies and their investors move bold ideas forward, fast. SVB Financial Group’s businesses, including Silicon Valley Bank, offer commercial and private banking, asset management, private wealth management, brokerage and investment services and funds management services to companies in the technology, life science and healthcare, private equity and venture capital, and premium wine industries. Headquartered in Santa Clara, California, SVB Financial Group operates in centers of innovation around the world. Learn more at www.svb.com.

SVB Financial Group is the holding company for all business units and groups © 2018 SVB Financial Group. All rights reserved. SVB, SVB FINANCIAL GROUP, SILICON VALLEY BANK, MAKE NEXT HAPPEN NOW and the chevron device are trademarks of SVB Financial Group, used under license. Silicon Valley Bank is a member of the FDIC and the Federal Reserve System. Silicon Valley Bank is the California bank subsidiary of SVB Financial Group.

About Leerink Partners LLC

Leerink Partners LLC is a leading investment bank, specializing in healthcare and life sciences. Our knowledge, experience and focus enable us to help our clients define and achieve their strategic, capital markets and investment objectives. We partner with companies that develop and commercialize innovative products and services that are defining the future of healthcare. Leerink Partners LLC is a member of FINRA/SIPC. For more information, please visit: www.leerink.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, and involve risks and uncertainties that could result in the Company’s actual results differing materially from those projected in the forward-looking statements. In this release, the Company makes forward-looking statements regarding its plans to acquire Leerink Holdings; the expected closing timeframe; the expected benefits to the Company as a result of the consummation of the acquisition; the expanded service and product offering contemplated after the acquisition; SVB Leerink’s growth plans; and plans regarding Leerink’s personnel. There are various important factors that could cause actual events to differ from such forward-looking statements, including, among others, failure to complete the proposed transaction in a timely manner or at all, including to satisfy closing conditions (including ability to obtain required regulatory approvals) on a timely basis or at all; the effects of the transaction (or its announcement) on the business or operations of the Company or Leerink or on their employees, clients, business partners or investors; the retention of Leerink personnel and customers; the ability of the Company to successfully integrate Leerink without material unanticipated costs or adverse results to the Company’s or Leerink’s existing businesses and to achieve expected benefits and synergies associated with the acquisition within anticipated time frames or at all; the applicability of the Bank Holding Company Act (including the Volcker Rule) to Leerink; the potential for disruption to the Company’s existing plans and operation or diversion of management’s attention from ongoing business concerns; risks related to unforeseen liabilities of Leerink; general economic and market conditions; and other risk factors described in documents filed by the Company with the U.S. Securities and Exchange Commission. For information about other important factors that could cause actual results to differ materially from those discussed in the forward-looking statements contained in this release, please refer to the Company’s public reports filed with the U.S. Securities and Exchange Commission, including its most recently-filed quarterly or annual report. The forward-looking statements included in this release are made only as of the date of this release and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

Investor Contacts:

Meghan O’Leary

Investor Relations

Silicon Valley Bank

moleary@svb.com

Media Contacts:

Eileen Nolan

Public Relations

Silicon Valley Bank

enolan@svb.com

Brian Schaffer

Prosek Partners for SVB

bschaffer@prosek.com

Diane Vieira

Public Relations

Leerink Partners LLC

diane.vieira@leerink.com

Kaitlyn Rawlett

Weber Shandwick for Leerink Partners LLC

Leerink@webershandwick.com